UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2015

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

430 East 29th Street

New York, New York 10016

(Address of principal executive offices, including zip code)

(212) 923-3344

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On March 12, 2015, Intra-Cellular Therapies, Inc. (the “Company”) announced its fourth quarter and full year 2014 financial results and provided a corporate update. A copy of the Company’s press release containing such announcements (the “Earnings Press Release”) is attached hereto as Exhibit 99.2. The information in the Earnings Press Release under the caption “Selected Fourth Quarter and Year End 2014 Financial Results,” together with the condensed consolidated financial information included in the Earnings Press Release, is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

ITEM 8.01	Other Events.

In the Earnings Press Release, the Company also provided a corporate update. The information set forth under the heading “Corporate Highlights,” together with the forward-looking statement disclaimer at the end of the Earnings Press Release, is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

On March 11, 2015, the Company issued a press release (the “Closing Press Release,” and together with the Earnings Press Release, the “Press Releases”) announcing that it had closed its previously announced public offering of 4,750,000 shares of its common stock at a public offering price of $24.00 per share. The Company sold an aggregate of 5,411,481 shares of its common stock, including 661,481 additional shares which the underwriters exercised their option to purchase, with net proceeds to the Company of approximately $121.4 million, after deducting underwriting discounts and commissions and estimated offering expenses.

The Company’s Closing Press Release and Earnings Press Release are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated March 11, 2015.

99.2	Press release dated March 12, 2015.

The Press Releases may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

The Closing Press Release and the portions of the Earnings Press Release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the Earnings Press Release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Lawrence J. Hineline
Lawrence J. Hineline
Vice President of Finance and Chief Financial Officer

Date: March 12, 2015